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                                                                    Exhibit 10.1


                       HOME SECURITY INTERNATIONAL, INC.
                       1997 EMPLOYEES' STOCK OPTION PLAN


1.   Purpose of the 1997 Employees' Stock Option Plan
     ------------------------------------------------

     The purpose of the Plan is to enable the Company to attract, retain and motivate its employees by providing for or increasing the proprietary interests of such employees in the Company through increased stock ownership.

     The Plan provides for Options which either (i) qualify as incentive stock Options ("Incentive Options") within the meaning of that term in Section 422 of the Internal Revenue Code of 1986, as amended, or (ii) do not so qualify under
Section 422 of the Code ("Nonstatutory Options") (collectively "Options"). Any Option granted under this Plan will be clearly identified at the time of grant as to whether it is intended to be either an Incentive Option or a Nonstatutory Option.

2.   Definitions.
     -----------

     The following terms, when appearing in the text of this Plan in capitalized form, will have the meanings set out below:

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Code: means the Internal Revenue Code of 1986, as heretofore or hereafter amended.

     (c)  "Committee" means the committee appointed by the Board pursuant to
          Section 3 below.

     (d) "Company" means Home Security International, Inc. or any "parent" as that term is defined by Section 424(e) of the Code or "subsidiary corporation", as that term is defined by Section 424(f) of the Code, thereof, unless the context requires it to be limited to Home Security International, Inc.

     (e) "Disabled Grantee" means a Grantee who is disabled within the meaning of Section 422(c)(6) of the Code.

     (f) "Employees" means the class of employees consisting of individuals regularly employed by the Company on a full-time salaried basis who are primarily management or highly compensated employees, or such other employees as the Committee shall so determine.
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     (g)  "Executive Officer" means those individuals who, on the last day of the taxable year at issue: (i) served as the Company's chief executive officer or was acting in a similar capacity, regardless of compensation level; and (ii) the four most highly compensated executive officers (other than the chief executive officer) all as determined pursuant to 26 C.F.R (S) 1.162-27(c)(2).

     (h) "Fair Market Value" means, with respect to the common stock of the Company, the price at which the stock would change hands between an informed, able and willing buyer and seller, neither of which is under a compulsion to enter into the transaction. Fair market Value will be determined in good faith by the committee in accordance with a valuation method which is consistent with the guidelines set forth in Treasury Regulation 1.421-7(e)(2) or any applicable regulations issued pursuant to Section 422(a) of the Code. Fair Market Value will be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     (i) "Grantee" means an eligible Employee under this Plan who has been granted an Option.

     (j) "Incentive Option" means an Option that qualifies for the benefit described in Section 421 of the Code, by virtue of compliance with the provisions of Section 422 of the Code.

     (k)  "Nonstatutory Option" means an Option that is not an Incentive Option.

     (1) "Option" means either an Incentive Option or a Nonstatutory Option granted under this Plan.

     (m) "Option Agreement" means the agreement entered into between the Company and an individual Grantee and specifying the terms and conditions of the Option granted to the Grantee, which terms and conditions will recite or incorporate by reference: (i) the provisions of this Plan which are not subject to variation; and (ii) the variable terms and conditions of each Option granted hereunder which will apply to that Grantee.

     (n) "Optionee" means a Grantee, and, under the appropriate circumstances, his guardian, representative, heir, distributes, legatee or successor in interest, including any transferee.

     (o) "Plan" means this 1997 Employees' Stock Option Plan, as the same may from time to time be amended.

     (p)  "Stock" means the Company's common stock.

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3.   Administration of the Plan.
     ----------------------------

     The Plan shall be administered by a Committee of the Board.

     a. Committee Membership. The Plan shall be administered by a committee appointed by the Board, to be known as the Compensation Committee (the "Committee"). The Committee shall be not less than two members and comprised solely of Non-employee Directors, as defined by Rule 16b-3(b)(3)(i) of the Securities and Exchange Act of 1934 ("1934 Act"), or any successor definition adopted by the Securities and Exchange Commission, and who shall each also qualify as an outside Director for purposes of Section 162(m) of the Code. Any vacancy occurring on the Committee may be filled by appointment by the Board. The Board at its discretion may from time to time appoint members to the Committee in substitution of members previously appointed, may remove members of the Committee and may fill vacancies, however caused, in the Committee. If no Committee is constituted, all members of the Board who would otherwise qualify as Committee members shall constitute the Committee.

     b. Committee Procedures. The Committee shall select one of its members as chairman and shall hold meetings at such times and places as it may determine. A quorum of the Committee shall consist of a majority of its members, and the Committee may act by vote of a majority of its members present at a meeting at which there is a quorum, or without a meeting by written consent signed by all members of the Committee. If any powers of the Committee hereunder are limited or denied by the Board, the same powers may be exercised by the Board.

     c. Committee Responsibilities. The Committee will interpret the Plan, prescribe, amend and rescind any rules or regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions it deems necessary or advisable, except as otherwise expressly reserved for the Board.

     Subject to the limitations imposed by the Board, and the terms of the Plan, the Committee may periodically determine which Employees should receive Options under the Plan, whether the Options shall be Incentive Options or Nonstatutory Options, the number of shares covered by such Options, the per share purchase price for such shares, and the terms thereof, including but not limited to transferability of such Options, and shall have full power to grant such Options. In making its determinations, the Committee shall consider, among other relevant factors, the importance of the duties of the Grantee to the Company, his or her experience with the Company, and his or her future value to the Company.

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     All decisions, interpretations and other actions of the Committee shall be final and binding on all Grantees, Optionees and all persons deriving their rights from a Grantee or Optionee. No member of the Board or the Committee shall be liable for any action or failed to be taken in good faith or determination made pursuant to the Plan.

4.   Stock Subject to Plan.
     ---------------------

     This Plan authorizes the Committee to grant Options to Employees up to the aggregate amount of 750,000 shares of Stock, subject to eligibility and any limitations specified herein. Adjustment in the shares subject to the Plan shall be made provided in Section 9. Any shares covered by an Option which, for any reason expires, terminates or is canceled may be re-Optioned under the Plan.

5.   Eligibility
     -----------

     a. General Rule. All employees defined in section 2(f) shall be eligible to be granted Options.

     b. Ten Percent Stockholders. An employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding Stock of the Company, its parent or subsidiaries shall not be eligible for designation as a Grantee of an Incentive Option unless (i) the exercise price for each share of Stock subject to such Incentive Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant, and (ii) such Incentive Option, by its terms, is not exercisable after the expiration of five (5) years from the date of grant.

     c. Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

     d. Outstanding Stock. For purpose of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

     e. Term of Plan. The Committee may make such grants at any time and in any amounts that it, in its discretion, may designate, subject to the other relevant limitations set out in this Plan. No Options will be granted under this Plan after the day prior to the tenth (10th) anniversary of the date this Plan is adopted or the

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          date this Plan is approved by the stockholders of the Company whichever date occurs first.


     f.   Individual limits of Executive officers. Subject to the provisions of
          Section 9 hereof the number of Option shares granted in a fiscal year of the Company to each Executive officer, shall not exceed 250,000 shares for any fiscal year for which such person is classified as an Executive Officer.

     g. Incentive Option Limitation. The aggregate Fair Market Value of the Stock for which Incentive Options granted to any one Employee under this Plan and under all incentive stock Option plans of the Company, its parents(s) and subsidiaries, may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining Fair Market Value of the Stock subject to any Option as of the time that Option is granted. If the date on which one or more Incentive Options could be first exercised would be accelerated pursuant to any other provision of the Plan or any Stock Option Agreement referred to in Section 6(a), or an amendment thereto, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then notwithstanding any such other provision; the exercise date of such incentive Options shall be accelerated only to the extent, if any, that is permitted under Section 422 of the Code and the exercise date of the Incentive Options with the lowest Option prices shall be accelerated first. Any exercise date which cannot be accelerated without violating the $100,000 restriction of this section shall nevertheless be accelerated, and the portion of the Option becoming exercisable thereby shall be treated as a Nonstatutory Option.

6.   Terms and Conditions of All Options Under the Plan.
     --------------------------------------------------

     Each Option granted shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in the Option grant. The Committee will designate from among the Employees, those who will be granted Options.

     a. Option Agreements. All Options granted under the Plan shall be evidenced by a written Option Agreement.

     b. Number of Shares. Each Option Agreement shall specify the number of shares of the Stock each such Employee will be entitled to purchase pursuant to the Option and shall provide for the adjustment of such number in accordance with Section 9. Each Option Agreement shall state the minimum number of shares which must be exercised at any time, if any.

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

     c. Nature of Option. Each Option Agreement shall specify the intended nature of the Option as an Incentive Stock Option, a Nonstatutory Option or partly of each type.

     d. Exercise Price. Each Option Agreement shall specify the exercise price. The exercise price of either the Incentive Stock Option or the Nonstatutory Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant. Subject to the foregoing, the exercise price under any Option shall be determined by the Committee in its sole discretion. The exercise price shall be payable in the form described in section 7.

     e. Term of Option. The Option Agreement shall specify the term of the Option. The term of any Option granted under this Plan is subject to expiration, termination, and cancellation as set forth within this Plan.

     f. Exercisability. Subject to the provisions of the Plan, the Committee may grant Options which are vested, or which become vested upon the happening of an event or events as specified by the Committee. Each Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. Exercisable Options may be exercised in whole or in part. Such Option shall not be exercisable after the expiration of such term which shall be fixed by the Committee ending not later than ten years from the date such Option is granted.

     g. Withholding Taxes: If, upon exercise of any Nonstatutory Option (or any Incentive Option which is treated as a Nonstatutory Option because it fails to meet the requirements set forth herein and in the Code for Incentive Stock Options), the Optionee fails to tender full payment to the Company for any federal income tax withholding required in connection with such exercise, the Committee shall withhold from the Optionee sufficient shares having a Fair market Value (determined under Section 2(h)) equal to any amount which the Company is required to withhold under the Code.

     h. Requirement of Certificate. An Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until he has received a certificate or certificates therefor.

          i.   Termination and Acceleration of Option. For Incentive Options:

                    If the employment of a Grantee who is not a Disabled Grantee is terminated without cause, or such Grantee voluntarily quits or retires under any retirement plan of the Company, any then outstanding and exercisable stock Option held by such Grantee shall be exercisable, in

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


               accordance with the provisions of the Option Agreement, by such Grantee at any time prior to the expiration date of such Option or within three months after the date of termination of employment or service, whichever is the shorter period;

          ii. If the employment of a Grantee who is a Disabled Optionee is terminated without cause, any then outstanding and exercisable Option held by such an Optionee shall be exercisable, in accordance with the provisions of the Option Agreement, by such a Grantee at any time prior to the expiration date of such Option or within one year after the date of such termination of employment or service, whichever is the shorter period;

          iii. Following the death of a Grantee during employment, any outstanding and exercisable Options held by such an Grantee at the time of death shall be exercisable, in accordance with the provisions of the Option Agreement referred to in Section 6(a), by the person or persons entitled to do so under the will of the Grantee, or, if the Optionee shall fail to make testamentary disposition of the stock Option or shall die intestate, by the legal representative of the Grantee at any time prior to the expiration date of such Option or within one year after the date of death, whichever is the shorter period.

     For all Options issued hereunder:

          i. If the Company terminates the employment of a Grantee for cause, all outstanding Options held by the Grantee at the time of such termination shall automatically terminate unless the Committee notifies the Grantee that his or her Options will not terminate. A termination "for cause" shall be defined under each written Option Agreement issued pursuant to Section 6(a). The Company assumes no responsibility and is under no obligation to notify a Transferee of early termination of an Option on account of a Grantee's termination of employment

          ii. Whether termination of employment or other service is a termination "for cause" and whether a Grantee is a Disabled Grantee shall be determined in each case, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

7.   Payment for Shares
     ------------------

     a. Cash. Payment in full for shares purchased under an Option may be made in cash (including check, bank draft or money order) at the time that the Option is exercised.

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

     b. Stock. In lieu of cash an Optionee may, with the consent of the Committee, make payment for Stock purchased under an Option, with Stock, in whole or in part, by either of the following methods:


          i. By tendering to the Company in good form for transfer, shares of Stock valued at Fair Market Value on the date the Option is exercised. Such shares will have been owned by the Optionee or the Optionee's representative for the time specified by the Committee but in no case shall the Optionee, or his representative have held a beneficial interest in such tendered shares for a period of less than six months prior to the exercise of the Option.

          ii. By requesting the Company to withhold from the number of shares of Stock otherwise issuable upon exercise of the Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price for all of the shares of Stock subject to such exercise.

     c. Promissory Notes. The Board has authority and reserves the right to make an independent determination as to whether the Company shall assist any Grantee to whom an Option is granted hereunder in the payment of the purchase price payable on exercise of an Option. Upon application by a Grantee and to the extent that the Board independently determines that the Company shall provide assistance, payment may be made all or in part with a full recourse promissory note executed by the Grantee. The interest rate, security and other terms and conditions of such note shall be determined by the Board. In no event shall the stock certificate(s) representing such shares be released to the Grantee until such note is paid in full.

8.   Use of Proceeds from Stock.
     --------------------------

     Cash proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

9.   Adjustments.
     -----------

     Changes or adjustments in the Option price, number of shares subject to an Option or other specifics as the Committee should decide will be considered or made pursuant to the following rules:

     a. Upon Changes in Stock. If the outstanding Stock is increased or decreased, or is changed into or exchanged for a different number or kinds of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse

                                       8
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        stock splits, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments will be made in the exercise price or the number and/or kind of shares or securities for which Options may thereafter be granted under this Plan and for which Options then outstanding under this Plan may thereafter be exercised. The Committee will make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. No adjustment provided for in this Section 9 will require the Company to issue or sell a fraction of a share or other security. Nothing in this Section will be construed to require the Company to make any specific or formula adjustment.

     b. Prohibited Adjustment. If any such adjustment provided for in this
        Section 9 requires the approval of stockholders in order to enable the Company to grant or amend Options, then no such adjustment will be made without the required stockholder approval. Notwithstanding the foregoing, if the effect of any such adjustment would be to cause an Incentive Option to fail to continue to qualify under Section 422 of the Code or to cause a modification, extension or renewal of such Option within the meaning described in Section 424 of the Code, the Committee may elect that such adjustment not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee, in its sole discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Option.

     c. Further Limitations. Nothing in this Section will entitle the Optionee to adjustment of his Option in the following circumstances:

        i. The issuance or sale of additional shares of the Stock, through public offering or otherwise;

        ii. The issuance or authorization of an additional class of capital stock of the Company;

        iii. The conversion of convertible preferred stock or debt of the Company into Stock; and

        iv.    The payment of dividends except as provided in section 9 (a).

     The grant of an Option shall not effect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.  Legal Requirements:
     ------------------

     a. Compliance with all laws. The Company will not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of any such Stock to be acquired pursuant to the exercise of any Option on any stock exchange on which the Stock may then be listed, and (b) the compliance with any registration requirements or qualification of such shares under any federal securities laws, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, or state securities laws and regulations, the regulations of any stock exchange or interdealer quotation system on which the Company's securities may then be listed, or obtaining any ruling or waiver from any government body which the Company will, in its sole discretion, determine to be necessary or advisable, or which, in the opinion of counsel to the Company, is otherwise required.

     b. Compliance with Specific Code Provisions. It is the intent of the Company that the Plan and its administration conform strictly to the requirements of Section 422 of the Code with respect to Incentive Options. Therefore, notwithstanding any other provisions of this Plan, nothing herein will contravene any requirement set forth in Section 422 of the Code with respect to Incentive Options and if inconsistent provisions are otherwise found herein, they will be deemed void and unenforceable or automatically amended to conform, as the case may be.

     c. Plan Subject to Delaware Law. All questions arising with respect to the provisions of the Plan will be determined by application for the Code and the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal law.

11.  Rights as a Shareholder.
     -----------------------

     An Optionee, or anyone claiming rights derived from an Optionee, shall have no rights as a shareholder with respect to any Stock covered by his Option until the date of issuance of the stock certificate to him after receipt of the consideration in full set forth in the Option Agreement. Except as provided in
Section 9 hereof or as may be required by Section 7(c) or 10(a), no adjustments will be made for dividends, whether ordinary or extraordinary, whether in cash securities, or other property, for distributions for which the record date is prior to the date on which the Option is exercised.

12.  Restrictions on Shares.
     -----------------------

     Prior to the issuance or delivery of any shares of the Stock under the Plan, the person exercising the Option may be required to:

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

     a. represent and warrant that the shares of the Stock to be acquired upon exercise of the Option are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof;

     b. represent and warrant that such person will not, directly or indirectly, sell, transfer, assign, pledge (except for a pledge of shares issued or delivered upon payment in whole or in part of the Option price with a promissory note as contemplated by Section 7), hypothecate or otherwise dispose of any such shares unless the sale, transfer, assignment, pledge, hypothecation or other disposition of the shares is pursuant to the provisions of this Plan and effective registrations under the 1933 Act and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations; and

     c. execute such further documents as may be reasonably required by the Committee upon exercise of the Option or any part thereof, including but not limited to any stock restriction agreement that the Committee may choose to require.

     Nothing in this Plan shall assure any Optionee that shares issuable under this Option are registered on a Form S-8 under the Securities Act of 1933 ("1933 Act") or on any other form. The certificate or certificates representing the shares of the stock to be issued or delivered upon exercise of an Option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or any Option granted hereunder will require the Company to issue any Stock upon exercise of any Option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the 1933 Act, as amended, applicable state securities laws, or any other applicable rule or regulation then in effect. The Company shall have no liability for failure to issue shares upon any exercise of Options because of a delay pending the meeting of any such requirements.

13.  Transferability.
     ---------------

     The Committee shall retain the authority and discretion to permit a Non statutory Option, but in no case an Incentive Option, to be transferable as long as such transfers are made to one or more of the following: family members, including children of Grantee, spouse of Grantee, or grandchildren of Grantee or trusts for such family members ("Transferee"), provided that such transfer is a bona fide gift (as defined in Rule 16 b-3) and accordingly, the Grantee receives no consideration for the transfer, and that the Options transferred continue to be subject to the same terms and conditions that were applicable to the Options immediately prior to the transfer. Options are also subject to transfer by will or the laws of descent and distribution. Options granted pursuant to this Plan shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise. The designation of a beneficiary shall not constitute a transfer.

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

14.  No Right to Continued Employment.
     --------------------------------

     This Plan, and any Option granted under this Plan, will not confer upon any Optionee any right with respect to continued employment by the Company nor shall they alter, modify, limit or interfere with any right or privilege of the Company under any employment agreement heretofore or hereinafter executed with any Optionee, including the right to terminate any Optionee's employment at any time for or without cause to change his level of compensation or to change his responsibilities or position.

15.  Corporate Reorganizations.
     -------------------------

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities-of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding, by another corporation or person, the Plan will terminate and all Options will lapse. The result described above will not occur if provision is made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options earlier granted, or the substitution for such Options of Options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted will continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the foregoing, all persons entitled to exercise any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing the termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would but for this Section 15, not yet be exercisable.

16.  Modification, Extension and Renewal.
     -----------------------------------

     a. Options. Subject to the conditions of, and within the limitations prescribed in the Plan herein, the Committee may modify, extend, cancel or renew outstanding Options. Notwithstanding the foregoing, no modification will, without the prior written consent of the Optionee, alter, impair or waive any rights or obligations associated with any Option earlier granted under the Plan.

     b. Plan. The Board at any time, and from time to time, may interpret, amend or discontinue the Plan, subject to the limitation, however, that, except as provided in Section 9 (relating to adjustments upon changes in Stock), no amendment shall be made, except upon approval by vote of a majority of the outstanding shares of the company, which will:

          1. Increase the number of shares reserved for Options under the Plan; or

          2.   Reduce the minimum permissible exercise Price or

          3. Change the requirements for eligibility for Participation under the Plan;

          4.   Extend the ten year duration of this Plan.

17.  Plan Date and Duration.
     ----------------------

     The Plan shall take effect on the date it is adopted by the Board and shall adopted by the stockholders of the Company by June 30, 1997. Options may not be granted under this Plan more than ten years after the date of the adoption of this Plan, or of shareholder approval thereof, whichever is earlier.

                              HOME SECURITY INTERNATIONAL, INC.,
                              A Delaware Corporation

                              Adopted by the Board of Directors of Home Security International, Inc. on May 1, 1997.

                              Approved by the Stockholders of Home Security International, Inc. on June 30, 1997.


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